UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2015
United Fire Group, Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

118 Second Avenue, S.E., Cedar Rapids, Iowa	52401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 399-5700

______________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
On March 12, 2015, United Fire Group, Inc. announced that management will be presenting at the 19th Annual NYSSA Insurance Conference in New York, NY. The presentation will be at 1:40 p.m. Eastern daylight time on Monday, March 16, 2015. A copy of the press release announcing management's participation in the conference is furnished as Exhibit 99.1 hereto. Copies of the slides used in the presentation are furnished as Exhibit 99.2 hereto.
The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of the Section and shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
99.1	Press release, dated March 12, 2015, of United Fire Group, Inc., announcing management's participation in the 19th Annual NYSSA Insurance Conference on March 16, 2015.
99.2	Presentation slides of United Fire Group, Inc., used at management's presentation at the 19th Annual NYSSA Insurance Conference on March 16, 2015.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FIRE GROUP, INC.

Date: March 12, 2015	By:	/s/ Randy A. Ramlo
Name: Randy A. Ramlo
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated March 12, 2015, of United Fire Group, Inc., announcing management's participation in the 19th Annual NYSSA Insurance Conference on March 16, 2015.
99.2	Presentation slides of United Fire Group, Inc. used in management's presentation at the 19th Annual NYSSA Insurance Conference on March 16, 2015.